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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549



                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)    July 26, 1996
                                                    ---------------------------

                           BEN FRANKLIN RETAIL STORES, INC.
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                (Exact Name of Registrant as Specified in Its Charter)

                                       Delaware
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                    (State or Other Jurisdiction of Incorporation)

              0-20079                                 25-1552155
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    (Commission File Number)               (I.R.S. Employer Identification No.)

                                     708-462-6100
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                 (Registrant's Telephone Number, Including Area Code)


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            (Former Name or Former Address, if Changed Since Last Report)

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    Item 3.  BANKRUPTCY OR RECEIVERSHIP.

    On July 26, 1996, Ben Franklin Retail Stores, Inc. (the "Company") and certain of its subsidiaries, Ben Franklin Crafts, Inc., Ben Franklin Stores, Inc., Ben Franklin Realty Corp., Ben Franklin Realty Corp. (II), and Ben Franklin Transportation, Inc., filed for protection from their creditors under Chapter 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, which court assumed jurisdiction over the Company and such subsidiaries on such date, leaving the existing directors and officers in possession subject to the court's supervision and orders. The bankruptcy cases of the Company and its applicable subsidiaries are jointly administered under the caption IN RE: BEN FRANKLIN RETAIL STORES, INC., ET AL., Case No. 96 B 19482. The Company's other subsidiaries, Ben Franklin Insurance Agency, Inc., Belmont Insurance Co. Ltd., and Auto Artistry, Inc. continue to operate outside of the jurisdiction of the bankruptcy court.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEN FRANKLIN RETAIL STORES, INC.



Date:    August 9, 1996                By:  /s/Richard T. Krubeck
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                                              Richard T. Krubeck, Sr. Vice
                                              President - General Counsel and
                                              Secretary